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Exhibit 15.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-183277) and F-3 (No. 333-206985) of Manchester United plc of our report dated 15 October 2015 relating to the financial statements, which appears in this Form 20-F.

/s/ PricewaterhouseCoopers LLP

Manchester, United Kingdom
15 October 2015

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  Exhibit 15.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM